                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ____________________

Date of Report (Date of Earliest Event Reported): August 6, 1999



                           CALCOMP TECHNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)


Delaware                            0-16071                06-0888312
(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)        Identification No.)


1 Centerpointe, Suite 400, La Palma, CA                     90623
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including Area Code:  (714) 690-8330


                 2411 West La Palma Avenue, Anaheim, CA  92801
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On August 6, 1999, pursuant to a Plan of Complete Liquidation and Dissolution adopted by the Board of Directors of CalComp Technology, Inc., a Delaware corporation (the "Company"), and approved by the Company's majority shareholder, the Company filed a Certificate of Dissolution with the Delaware Secretary of State. See the Press Release attached hereto as Exhibit No. 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of businesses acquired.
              Not applicable.

          (b) Pro forma financial information.
              Not applicable.

          (c) Exhibits.

Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1                Press Release issued by the Company on August 6, 1999.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 6, 1999                   CALCOMP TECHNOLOGY, INC.


                                    By:  /s/ JOHN P. BRINCKO
                                         -------------------------------
                                         John P. Brincko
                                         Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

99.1                Press Release issued by the Company on August 6, 1999.

                                       4